Fees Summary	Jan. 30, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 2,371.55
Total Fee Amount	2,371.55
Total Transaction Valuation	17,172,667.49
Total Offset Amount	0.00
Net Fee	$ 0.00